QUARTZ MOUNTAIN RESOURCES LTD.

AUDIT COMMITTEE CHARTER

This Charter shall govern the activities of the Audit Committee of the Board of Directors of Quartz Mountain Resources Ltd., when and to the extent that said Committee is carrying out its audit and financial review functions.

I. COMMITTEE PURPOSES

The essential functions of the Audit Committee (the “Committee”) in assisting the Board of Directors in fulfilling its oversight responsibilities are to review:

1.

the financial reports and other financial information provided by the Company to governmental entities and the public; the Company’s systems of internal controls regarding finance, accounting, legal compliance and ethics that the Company’s management and the Board have established; and the Company’s auditing, accounting and financial reporting processes generally,

2.	the procedures of the Company and its subsidiaries regarding the appointment of the independent public auditors, and the scope of and fees for their audits, and

3.	any and all related party agreements and arrangements between the Company and its affiliates and any disputes that may arise thereunder.

The Committee’s primary duties and responsibilities are to:

1.	serve as an independent and objective party to monitor the Company’s financial reporting process and internal control system,

2.	review and appraise the audit efforts of the Company’s independent auditors,

3.	provide an open avenue of communication among the independent auditors, the Company’s financial and senior management, and the Board of Directors, and

4.	review and appraise the fairness of related party transactions.

II. COMPOSITION

The Committee shall be comprised of three or more directors as determined by the Board, whereby a minimum of one director shall be an Independent Director, as described in Section V of this Charter. The composition of the Committee shall comply with all independence standards established by the applicable legal requirements and stock exchange regulations.

All members of the Committee shall have a working familiarity with basic finance and accounting practices including the ability to read and understand fundamental financial statements, including the balance sheet, income statement, and statement of cash flows.

At least one member of the Committee shall have accounting or related financial expertise. Financial expertise includes past employment experience in finance, banking, or accounting; requisite professional certification in accounting; or prior comparable experience, such as being or having been charged with financial oversight responsibilities, which results in the member’s financial sophistication.

The Members of the Committee shall be appointed by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. A Chair of the Audit Committee shall be elected by majority vote of the full Committee membership.

III. MEETINGS

The Committee shall meet at least each fiscal quarter, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management and with the independent auditors in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately.

In addition, the Committee or its Chair should meet with management quarterly to review the Company’s financial statements as described in Section IV.3, below, and the Committee or a designated member of the Committee should meet or discuss the interim financial statements with the Chief Financial Officer and/or the Controller of the Company on a regular and periodic basis as the Committee may deem appropriate.

IV. RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Committee shall:

Documents/Reports Review

1.	Review this Charter at least annually for adequacy and update its provisions, as conditions dictate.

2.

Review with the Company’s financial management and the independent auditors the Company’s annual financial statements, and the financial statements included in the Form 20F, AIF, and any other annual reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent auditors.

3.

Review with the Company’s financial management and, if deemed appropriate by the Committee, with the independent auditors, the Company’s interim financial statements, prior to its filing with any governmental body and prior to the release of earnings. One member designated by the Committee may represent the entire Committee for the purposes of this review.

Independent Auditors

4.

Recommend to the Board on the nomination of the independent auditors for the Company’s shareholders’ approval, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent auditors. The Committee is to require the independent auditors to submit to the Committee on a periodic basis (at least annually) a formal written statement delineating all relationships between themselves and the Company. On an annual basis, the Committee should review and discuss with the independent auditors all relationships the auditors have with the Company that might affect their objectivity and independence. The Committee shall recommend to the Board any action to take to ensure the independence of the independent auditors. The Committee is to advise the independent auditors that they ultimately accountable to the Board and the Committee, as representatives of the shareholders of the Company.

5.	Review, evaluate, and report to the Board on the performance of the independent auditors, and when circumstances warrant, any proposed discharge of the independent auditors.

6.	Periodically consult with the independent auditors out of the presence of the Company’s management about internal controls and the completeness and accuracy of the financial statements.

Financial Reporting Process

7.	In consultation with the independent auditors, review the integrity of the Company’s financial reporting processes, both internal and external.

8.	Consider the independent auditors’ judgements about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting.

9.	Consider and approve, if appropriate, major changes to the Company’s accounting principles and practices as suggested by the independent auditors or management.

Process Improvement

10.

Establish regular and separate systems of reporting to the Committee by each of management and the independent auditors regarding any significant judgements made in management’s preparation of the financial statements and the view of each as to appropriateness of such judgements.

11.

Following completion of the annual audit, review separately with each of management and the independent auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

12.	Review any significant disagreement among management and the independent auditors in connection with the preparation of the financial statements.

13.

Review with the independent auditors and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented. This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.

Legal Compliance

14.

Confirm that the Company’s management has the proper review system in place to ensure that Company’s financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

15.	Review financial reporting compliance matters with the Company’s general counsel.

16.	Review with the Company’s general counsel any legal matter that the Committee understands could have a significant impact on the Company’s financial statements.

17.

Conduct or authorize investigations into matters within the Committee’s scope of responsibilities. The Committee is authorized to retain independent counsel, accountants, auditors, or others to assist the Committee in the conduct of any such investigation.

18.	Perform any other activities, consistent with this Charter, the Company’s By-laws and governing law, as the Committee or the Board deem necessary or appropriate.

Related Party Transactions

19.

Review for fairness to the Company and its subsidiaries, as applicable, proposed transactions or other arrangements between any affiliated or related party and either the Company or any of its subsidiaries, and recommend to the Board whether the transactions or other arrangements should be approved. As used herein, the term “related party” means any officer, director or shareholder holding a greater than 5% interest in the Company, or any entity in which any such person has a financial interest.

20.	Review and make recommendations to the Board regarding any dispute between any affiliated or related party and either or both the Company and its subsidiaries.

Limitation of Responsibility

21.

While the Audit Committee has the responsibilities and powers provided by this Charter, it is not the duty of the Committee to plan or conduct audits or to determine whether the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditors. Similarly, it is not the duty of the Committee to conduct investigations, to resolve disagreements, between management and the independent auditors, or to assure compliance with laws, regulations or the Company’s Code of Professional Conduct.

V. INDEPENDENCE OF DIRECTORS

For purposes of this Charter, a director is deemed not to be an Independent Director according to the following:

1.

a director who is an employee (including non-employee executive officers) of the Company, its subsidiaries, or any of its affiliates may not serve on the Committee until three years following termination of employment. “Affiliate” includes a subsidiary, sibling company, predecessor, parent company, or former parent company,

2.

a director who is a partner, controlling shareholder, or executive officer of a for-profit business organization to which the Company made, or from which the Company received, payments (other than those arising solely from investment’s in the Company’s securities) that exceed $60,000 in any of the past three years is not considered to be independent. This restriction does not apply if the director has terminated his or her relationship with the organization more then three years preceding appointment to the Committee. “Business relationships” can include commercial, industrial, banking, consulting, legal, accounting, and other relationships. A director can have this relationship directly with the company, or the director can be a partner, officer, or employee of an organization that has such a relationship,

3.

a director who has, or within the preceding three years has had, a direct business relationship with the Company may serve on the Committee only if the Board of Directors determines in its business judgment that the relationship does not interfere with the director’s exercise of independent judgment, and

4.	a director who is employed as an executive of another Company where any of the Company’s executives serves on that Company’s compensation committee may not serve on the Committee.

A director who is an immediate family member of an individual who is, or who was during the preceding three years an executive officer of the Company or any of its affiliates, may not serve on the Committee. “Immediate family” includes a person’s spouse, common law spouse, parent, child, sibling, and in-law.